                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                                  Catuity Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                                  CATUITY INC.

LEVEL 4 BALLARAT HOUSE                           2711 E. JEFFERSON AVE.
68-72 WENTWORTH AVE.                             DETROIT, MICHIGAN 48207
SURRY HILLS NSW 2010 AUSTRALIA

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 23, 2002

     We will hold the Annual Meeting of Shareholders of Catuity, Inc. at the AAP Theatrette, AAP Centre, 259 George Street, Sydney, NSW 2000 Australia on Thursday, May 23, 2002 at 9:30 a.m. Australian Eastern Standard Time (Wednesday, May 22, 2002 at 7:30 p.m. Eastern Daylight Time in the United States) for the following purposes:

          1. To elect six members of the board of directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

             The Board of Directors recommend a vote FOR approval of the election of the nominees listed under Proposals 1 through 6.

          2. To approve the executive services agreement and options award thereunder of David L. Mac.Smith.

             The Directors, other than Mr. Mac.Smith, recommend a vote FOR approval of the executive services and options award agreement of Mr. Mac.Smith. Mr. Mac.Smith and his associates are precluding from voting on this resolution.

          3. To approve a $16,000 USD increase in the amount payable to non-executive directors, bringing the maximum amount payable to non-executive directors annually as a whole, to $104,000 USD.

             The Directors recommend a vote FOR approval of an increase in the maximum amount payable to non-executive directors. All directors and their associates are precluding from voting on this resolution.

          4. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

     We have described the items of business more fully in the Proxy Statement accompanying this Notice. The record date for determining those shareholders who will be entitled to notice of, and to vote at, the Annual Meeting and at any adjournment is April 8, 2002. The stock transfer books will not be closed between the record date and the date of the Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at Catuity's offices.

     Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope. Please refer to the enclosed voting form for instructions. You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

                                       By Order of the Board of Directors

                                       /s/ Jack H. Lowry
                                       JOHN H. LOWRY III
                                       Secretary
Detroit, Michigan
April 17, 2002

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
VOTING RIGHTS AND SOLICITATION..............................     1
  Voting....................................................     1
  Proxies...................................................     1
  Solicitation of Proxies...................................     1
PROPOSALS NO. 1-6 -- ELECTION OF DIRECTORS..................     2
  General...................................................     2
  Business Experience of Directors..........................     2
  Board Committees and Meetings.............................     3
  Director Compensation.....................................     4
  Recommendation of the Board of Directors..................     4
PROPOSAL NO. 7 -- APPROVAL OF EXECUTIVE SERVICES AGREEMENT
  AND OPTIONS AWARD THEREUNDER OF DAVID L. MAC.SMITH........     4
  General...................................................     4
  Voting Exclusion Statement................................     5
  Recommendation of the Board of Directors..................     5
PROPOSAL NO. 8 -- APPROVAL OF INCREASE IN THE MAXIMUM AMOUNT
  PAID TO NON-EXECUTIVE DIRECTORS...........................     5
  General...................................................     5
  Voting Exclusion Statement................................     5
  Recommendation of the Board of Directors..................     5
OWNERSHIP OF SECURITIES.....................................     6
  Compliance with SEC Reporting Requirements................     7
EXECUTIVE COMPENSATION AND RELATED INFORMATION..............     7
  Compensation Committee Report.............................     7
  Compensation Philosophy and Objectives....................     7
  Compensation Components and Process.......................     8
  Compensation Committee Interlocks and Insider
     Participation..........................................     9
  Summary of Cash and Certain Other Compensation............     9
  Stock Options.............................................
  Option Exercises and Holdings.............................
  Employment Contracts, Termination of Employment, and
     Change in Control Agreements...........................    10
  Certain Relationships and Related Transactions............    11
STOCK PERFORMANCE GRAPH.....................................    12
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS.....    12
SHAREHOLDER PROPOSALS FOR 2003 PROXY STATEMENT..............    13
FORM 10-K...................................................    13
OTHER MATTERS...............................................    14

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

     We are furnishing these proxy materials for the solicitation of proxies by the Catuity Inc. Board of Directors for our Annual Meeting of the Shareholders to be held on Thursday, May 23, 2002 at 9:30 a.m. (AEST) at the AAP Theatrette, AAP Centre, 259 George Street, Sydney, NSW 2000 Australia (Wednesday, May 22, 2002 at 7:30 p.m. United States Eastern Daylight Time) and at any adjournments or postponements. We first mailed these proxy materials on or about April 17, 2002 to all shareholders entitled to vote at the Annual Meeting.

PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are listed in the accompanying Notice of Annual Meeting of Shareholders. We have described each proposal in more detail in this Proxy Statement.

                         VOTING RIGHTS AND SOLICITATION

VOTING

     Our Common Stock is the only type of security entitled to vote at the Annual Meeting. On April 8, 2002, the record date for determination of shareholders entitled to vote at the Annual Meeting, there were 8,069,338 shares of Common Stock outstanding. Each shareholder of record on April 8, 2002 is entitled to one vote for each share of Common Stock held on that date. A majority of the outstanding shares of Common Stock entitled to vote must be present or represented at the Annual Meeting in order to have a quorum for the conduct of business generally. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business. In the election of directors, the six candidates receiving the highest number of affirmative votes will be elected. Proposal 7 and Proposal 8 require the approval of the affirmative vote of a majority of our outstanding voting shares present or represented and entitled to vote on those matters at the Annual Meeting. Abstentions and broker non-votes can have the effect of preventing approval of a proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the shares present or represented and entitled to vote on the particular matter. The inspector of election appointed for the Annual Meeting will tabulate all votes. The inspector will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.

PROXIES

     Whether or not you are able to attend the Annual Meeting, we urge you to vote your proxy. Catuity's Board of Directors is soliciting your proxy, and the Board will vote your proxy as you direct on your proxy when properly completed. If you sign and return your proxy but do not specify any voting directions, your proxy will be voted FOR the nominees of the Board of Directors (proposals 1-6), FOR proposals 7 and 8, and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to Catuity's Secretary at our principal executive offices before the beginning of the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting in person.

SOLICITATION OF PROXIES

     Catuity will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional solicitation material we furnish to shareholders. We will furnish copies of solicitation material to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to the beneficial owners, and we have retained Proxy Services Inc. to assist us in this endeavor. We anticipate that we will pay $500, plus reasonable out of pocket expenses, for these services. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by our directors, officers, or employees. We will not pay any additional compensation to these individuals for these services. Except as described above, we do not presently intend to solicit proxies other than by mail or via the Internet.

                               PROPOSALS NO. 1-6

                             ELECTION OF DIRECTORS

GENERAL

     The names of our nominees for director, their positions and offices with Catuity are set forth in the table below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees listed below unless otherwise instructed. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who your Board may designate to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director. The six nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors to serve until the next Annual Meeting and until their successors have been elected and qualified. Shareholders may not cumulate votes in the election of directors.

                 NAME                   AGE                POSITION(S)
                 ----                   ---                -----------
David L. Mac.Smith....................  51    Director and Chairman(2)
Michael V. Howe.......................  53    Director, President and Chief
                                              Executive Officer(2)
Alexander S. Dawson...................  58    Director(1),(2)
Duncan P.F. Mount.....................  54    Director(1)
Alan L. Gilman........................  58    Director(1),(2)
Robert C. Robins......................  60    Director

---------------

(1) Member, Audit Committee

(2) Member, Compensation Committee

BUSINESS EXPERIENCE OF DIRECTORS

     David L. Mac.Smith is our founder and currently our Chairman of the Board. He has been the Chief Executive Officer and Managing Director of CAT, our wholly owned subsidiary, since November 1992. In December 1999, he became our President and CEO. In January 2000, he resigned as our President and CEO and became our Chairman. Prior to November 1992, he was the founder and, from 1982 to 1991, CEO of Technology Investment Management Limited, a funds management company with specific focus on technology related businesses. He has a Bachelor of Law degree from the Australian National University.

     Michael V. Howe has served as our President and Chief Executive Officer since January 2000. From December 1995 through December 1999, he was the Director of Marketing Communications for United Airlines, responsible for the United Mileage Plus loyalty rewards program and the United partnership program. Prior to joining United Airlines, he served as the Chief Executive Officer of Young and Rubicam Advertising in Detroit, Michigan from October 1990 to November 1995. He has a Bachelor of Business Administration from John Carroll University and a Master of Business Administration from Michigan State University.

     Alexander S. Dawson is currently one of our non-employee Directors. He served as the Chairman of CAT, our wholly owned subsidiary, from November 1992 to December 1999. From April 1987 to January

1991, he was Chief Executive Officer of Arnotts Ltd., Australia's largest biscuit and snack food manufacturing company. From January 1988 to December 1990, he was a member of the Business Council of Australia. He served as Chairman of United Distillers (Australasia) Limited from August 1994 to March 1996. He has a Bachelor of Commerce degree from the University of New South Wales and a Master of Business Administration from Columbia University.

     Duncan P.F. Mount is currently one of our non-employee Directors. He served as a non-employee Director of CAT, our wholly owned subsidiary, from March 1999 to December 1999. From October 1996 to September 1999, he was the Asian adviser to CEF.TAL Investment Management Limited, a Hong Kong based joint venture between the Canadian Imperial Bank of Commerce, Cheung Kong Holdings Limited and TAL Investment Counsel. He spent 17 years in Hong Kong as the Managing Director of Gartmore Investment Management Limited, from May 1980 to October 1988, and as managing director of CEF Investment Management Limited from May 1988 to October 1996, entities which are fund management and investment companies. From October 1996 to December 1998, he was Managing Director of CEF.TAL Australia Limited. He holds a Bachelor and Master of Arts degree in Economics and Law (Hons) from Cambridge University.

     Alan L. Gilman joined the Board of Directors on July 1, 2000 following his retirement from Arthur Andersen LLP. For 22 years prior to retirement, Mr. Gilman was a partner with Arthur Andersen LLP and specialized in the retail industry. Most recently he managed the Arthur Andersen Competency Center, specializing in retail consulting. From September 1992 to August 1999, he served as the managing partner of Senn-Delaney, a unit of Arthur Andersen specializing in the retail industry. In addition to his role with Senn-Delaney, he held worldwide leadership responsibility for Arthur Andersen's retail industry and consumer products activities. Prior to September 1992, he was an Audit Partner focusing primarily on retail distribution and advertising. Mr. Gilman is also serving as the chairman of the Audit and Compensation Committees of the Board.

     Robert C. Robins joined the Board of Directors on October 9, 2000 following his retirement from Visa USA. He is currently an Executive Vice President of Business Development with National Processing Corporation. Mr. Robins was Executive Vice President of Visa USA in charge of the bankcard association's division that markets Visa products and services to merchants across the United States. Prior to that he spent seven years in various sales and marketing management positions with American Cyanamid Company. He also was with Alba Inc. and the Nestle Corporation in both field sales and corporate management positions.

BOARD COMMITTEES AND MEETINGS

     During the year that ended on December 31, 2001, the Board of Directors and its' committees held sixteen meetings. All of the directors attended or participated in more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all Committees of the Board on which each such director served.

     Each of our directors holds office until the next annual meeting of shareholders or until his successor has been duly elected or qualified or until his earlier death, resignation or removal. Executive officers are appointed by, and serve at the discretion of, our Board of Directors.

     The board has two standing Committees: the Audit Committee and the Compensation Committee.

     The Audit Committee, among other things, makes a recommendation to the Board of Directors concerning the engagement of independent auditors and monitors the results of our operating and internal controls as reported by management and the independent auditors. This Committee currently consists of Messrs. Gilman, Mount and Dawson with Mr. Gilman serving as Chairman. The Audit Committee held three meetings during 2001.

     The Compensation Committee is responsible for establishing the compensation levels of the Company's executive officers. Members of the Committee who are also executive officers do not participate in discussions or decisions about their own compensation level or changes in it. In recommending and determining compensation, the committee considers independent studies of comparable remuneration packages. This Committee currently consists of Messrs. Mac.Smith, Howe, Gilman and Dawson with Mr. Gilman serving as Chairman. The Compensation Committee held four informal meetings and one formal meeting during 2001.

DIRECTOR COMPENSATION

     During 2001, non-employee directors received a $10,000 annual retainer fee, paid in quarterly payments of $2,500 following each calendar quarter, for serving on the Board. In addition, each director receives a $1,000 fee for each meeting attended during the year. Under the Director Stock Option Plan, upon the date a person first becomes a member of the Board, the director automatically receives a stock option to acquire 10,000 Catuity shares. In addition, on the last business day of September of every year, each director then in office will receive a stock option to acquire 5,000 Catuity shares. The exercise price per share of any option is the fair market value on the date of grant.

     Effective October 1, 2001, and subject to shareholder approval of Proposal 8, a fee of $5,000 per year will be paid to the Chairperson of a committee and a fee of $2,000 per year will be paid to Board members who serve as committee members as part of Director Compensation.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommend a vote FOR the election of the nominees listed above.

                                 PROPOSAL NO. 7

           APPROVAL OF EXECUTIVE SERVICES AGREEMENT AND OPTIONS AWARD
                        THEREUNDER OF DAVID L. MAC.SMITH

GENERAL

     The seventh matter to be considered at the Annual Meeting will be the approval of the executive services agreement and options award thereunder of David L. Mac.Smith.

     We entered into a two-year executive services agreement, subject to shareholder approval, with our Chairman, David L. Mac.Smith, effective June 1, 2001. Under the agreement, Mr. Mac.Smith is entitled to receive a base salary of $410,000 AUD ($207,829 USD at the exchange rate in effect on June 1, 2001) subject to annual review for possible increase based on consideration of cost of living, level of responsibility, competitive remuneration, performance and increases awarded to our other employees. Mr. Mac.Smith is also entitled to payment by the Company of certain required Australian superannuation withholding amounts.

     Under the terms of his executive services agreement, Mr. Mac.Smith will have the right to purchase up to 100,000 shares of the Company's common stock. The option exercise price of $7.75 AUD ($3.93 USD) represents a 2% premium over the closing price of $7.60 AUD on the Australian Stock Exchange on the date of grant. The award brings Mr. MacSmith's option holdings to 200,000 shares. During 2001, 50,000 options previously granted to Mr. MacSmith expired without being exercised. The following table sets forth the details related to the option grant under the June 1, 2001 executive services agreement:

                                                               OPTION EXERCISE   OPTION EXPIRY
                  DETAILS                     NO. OF OPTIONS        PRICE            DATE
                  -------                     --------------   ---------------   -------------
Options to be unconditionally Issued by the
  Company to the Executive on June 1,
  2001......................................      26,000          $7.75 AUD      June 1, 2009
Options to vest at the rate of 2,000 per
  month for the duration of this
  agreement.................................      48,000          $7.75 AUD      June 1, 2009
Options to vest on June 1, 2002.............      26,000          $7.75 AUD      June 1, 2009

     Mr. Mac.Smith may terminate the agreement by giving six months' notice in writing. If a person or party gives notice of its intention to acquire, or acquires, more than 30% of the issued capital of the Company or any parent of the Company, all unvested shares and options will vest and Mr. Mac.Smith may terminate the agreement at any time within a period of six months following such event by giving three months' notice. We may terminate the agreement for cause or, if Mr. Mac.Smith becomes unable to perform his duties, or if agreement has not been reached prior to June 1, 2003 on continued employment after the term. On termination of the agreement by either party for any reason, we shall pay Mr. Mac.Smith the then prevailing basic salary package for 12 months from the effective date of termination. If we terminate the agreement, Mr. Mac.Smith must resign as a director.

VOTING EXCLUSION STATEMENT

     The Company will disregard any votes cast on Proposal 7 by Mr. Mac.Smith or an associate of Mr. Mac.Smith. However, the Company need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors, other than Mr. Mac.Smith, recommend a vote FOR approval of the executive services agreement and options award thereunder of David L. Mac.Smith.

                                 PROPOSAL NO. 8

   APPROVAL OF INCREASE IN THE MAXIMUM AMOUNT PAID TO NON-EXECUTIVE DIRECTORS

GENERAL

     The eighth matter to be considered at the Annual Meeting will be the approval of an increase in the maximum amount payable to non-executive directors.

     There are currently no fees paid to directors for participation on committees either as a member or as the committee chairman. In order to promote involvement, and adequately compensate non-executive directors for the additional time spent completing committee related work, an annual fee of $5,000 is proposed to be paid to the chairman of a committee and $2,000 for each committee member is to be paid, pro rated for the partial year, effective October 1, 2001. The total annual amount of compensation increase proposed for non-executive directors related to committee involvement is $16,000. The increase will bring the maximum amount that may be paid to non-executive directors annually as a whole, to $104,000. In 2001 non-executive directors attended twelve Board meetings and 8 committee meetings.

VOTING EXCLUSION STATEMENT

     The Company will disregard any votes cast on Proposal 8 by directors: Mr. Dawson, Mr. Mount, Mr. Gilman, Mr. Robins, Mr. Mac.Smith, Mr. Howe or an associate of the named directors. However, the Company need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommend a vote FOR approval of an increase in the maximum amount payable to non-executive directors.

                            OWNERSHIP OF SECURITIES

     The following tables set forth certain information regarding beneficial ownership of our capital stock as of April 1, 2002 by:

     - each person who is known by us to beneficially own more than five percent of our common stock;

     - our Chief Executive Officer and the other named executive officers included in the Compensation Tables below;

     - each of our directors; and

     - all of our directors and executive officers as a group.

                                                     AMOUNT AND NATURE OF
                                                    SHARES OF COMMON STOCK
       NAME AND ADDRESS OF BENEFICIAL OWNER         BENEFICIALLY OWNED(1)                                   PERCENT OWNED(2)
       ------------------------------------         ----------------------                                  ----------------
Lance D. O'Connor(3)..............................          526,614  Direct                                        6.5
6-8 Kangaroo Point Road
Kangaroo Point, NSW 2224
Australia

Alexander S. Dawson...............................          185,000  Direct
38 Macleay Street                                            15,000  Vested Options
Potts Point, NSW 2011                                     ---------
Australia                                                   200,000                                                2.5

David L. Mac.Smith(4).............................          251,417  Direct
58 View Street                                              148,000  Vested Options
Woollahra, NSW 2025                                       ---------
Australia                                                   399,417                                                4.9

Michael V. Howe...................................              100  Direct
62 Hampton Road                                             183,000  Vested Options
Grosse Pointe Shores, MI 48230                            ---------
                                                            183,100                                                2.2

Duncan P.F. Mount(5)..............................          260,000  Direct
9 Ithica Road                                                15,000  Vested Options
Elizabeth Bay, NSW 2011                                   ---------
Australia                                                   275,000                                                3.4

John H. Lowry III.................................           85,000  Vested Options                                1.0
21972 Heatheridge
Northville, MI 48167

Alan L. Gilman....................................            1,500  Direct
4720 Morris Lake Circle                                      15,000  Vested Options
West Bloomfield, MI 48323                                 ---------
                                                             16,500                                                  *

Robert Kosnik.....................................              630  Direct
1189 Greenleaf Drive                                         75,000  Vested Options
Rochester Hills, MI 48309                                 ---------
                                                             75,630                                                  *

Robert C. Robins..................................              500  Direct
901 Glenway                                                   5,000  Vested Options
Hillsborough, CA 94010                                    ---------
                                                             15,500                                                  *

Jonathan R.E. Adams...............................           27,000  Vested Options                                  *
10 Riggs Avenue
Severna Park, MD 21146

All directors and executive officers as a group
  (11 persons)....................................        1,235,465  Direct
                                                            593,000  Vested Options
                                                          ---------
                                                          1,828,465                                              21.1%

---------------

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or other rights to purchase which are currently exercisable or are exercisable within 60 days after April 1, 2002 are deemed vested and outstanding for purposes of computing the percentage ownership of any other person. Except as indicated by footnotes and subject to community property laws, where applicable, the persons named above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Share data does not include any Shares the beneficial ownership of which has been disclaimed pursuant to SEC Rules.

(2) Percentage of Beneficial Ownership is calculated on the basis of the amount of outstanding securities plus those securities of the named person deemed to be outstanding under Rule 13-d3 (promulgated under the Securities and Exchange Act of 1934, as amended) by virtue of such securities being subject to rights to acquire beneficial ownership within 60 days after April 1, 2002. An asterisk indicates beneficial ownership of less than 1% of the common stock outstanding.

(3) Includes 19,400 shares held by Jenolan Pty Limited, of which Mr. O'Connor is a shareholder and director. Mr. O'Connor disclaims that he is the beneficial owner of such shares for purposes of section 13(d) or any other purpose.

(4) Includes 48,000 options shares which are subject to shareholder approval as described in this proxy statement.

(5) Includes 260,000 shares held by Boom Australia Pty Ltd., the trustee of the Mount Family Trust, of which Mr. Mount is a director.

COMPLIANCE WITH SEC REPORTING REQUIREMENTS

     Under the securities laws of the United States, the Company's directors, executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in their ownership to the Securities and Exchange Commission ("SEC"). The SEC has established specific due dates, and Catuity is required to disclose in this Proxy Statement any failure to file by those dates. Based upon (i) the copies of Section 16(a) reports that we received from such persons for their 2001 fiscal year transactions and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed for them for the 2001 fiscal year, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such officers, directors, and ten-percent beneficial owners for such fiscal year.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION COMMITTEE REPORT

     The Compensation Committee (the "Committee") of the Board of Directors was constituted in early 2001. This report describes the compensation-related activities of the Board as a whole taken during 2001. The Committee sets the compensation of the Chairman and the Chief Executive Officer, reviews the design, administration and effectiveness of compensation programs for other key executives, and approves stock option grants for all executive officers. The Committee, serving under a charter adopted by the Board of Directors, is composed of both executive directors and outside directors. Executive directors do not participate in the discussions or determination of their own compensation.

COMPENSATION PHILOSOPHY AND OBJECTIVES

     The Company operates in the extremely competitive and rapidly changing high technology industry. The Committee believes that the compensation programs for the executive officers should be designed to attract, motivate and retain talented executives responsible for the success of the Company, should be determined within a competitive framework and be based on the achievement of designated financial targets, individual contribution, customer satisfaction and financial performance relative to that of the Company's competitors. Within this philosophy, the Committee's objectives are to:

     - Offer a total compensation program that takes into consideration the compensation practices of peer companies (the "Peer Companies") and other selected companies in the market that the Company competes for executive talent.

     - Provide annual variable incentive awards that take into account the Company's overall financial performance in terms of designated corporate objectives and the relative performance of the Peer Companies as well as individual contributions and a measure of customer satisfaction.

     - Align the financial interests of executive officers with those of shareholders by providing significant equity-based, long-term incentives.

COMPENSATION COMPONENTS AND PROCESS

     The three major components of the Company's executive officer compensation are: (i) base salary, (ii) variable incentive awards, and (iii) long-term, equity-based incentive awards.

     The Board determined the compensation levels for the executive officers based on information obtained regarding the compensation levels of such positions in the market for similar sized companies and compensation survey information available from independent studies.

     Base Salary. The base salary of each executive officer is determined at levels considered appropriate for comparable positions at Peer Companies. The Company's objective is to target base salary levels near the 50th percentile of compensation practices at Peer Companies.

     Variable Incentive Awards. The Company has no formal program for providing a portion of the annual compensation of each executive officer in variable incentive pay. Performance based bonuses may be awarded, at the discretion of the Board, when an executive officer's performance, as measured against specific objectives, is particularly meritorious.

     Long-Term, Equity-Based Incentive Awards. The goal of the Company's long-term, equity-based incentive awards is to align the interests of the executive officers with shareholders and to provide each executive officer with a significant incentive to manage the Company from perspective of an owner with an equity stake in the business. The Board determines the size of long-term, equity based incentives according to each executive's position within the Company and sets a level it considers appropriate to create a meaningful opportunity for stock ownership. In addition, the Board takes into consideration an individual's recent performance, his or her potential for future responsibility and promotion, comparable awards made to individuals in similar positions at Peer Companies, and the number of vested options held by each individual at the time of the new grant. The relevant weight given to each of these factors varies among individuals at the Board's discretion.

     CEO Compensation. The annual base salary for Mr. Howe that was established by the Board in December 1999, was in effect for the period January 1, 2001 to December 31, 2001. The Board's decision was based primarily on the salary levels paid to chief executive officers of Peer Companies and published data on compensation levels of chief executive officers of similarly sized companies and set to approximate the 50th percentile of this surveyed data in order to have a substantial portion of his total compensation, in the form of stock option grants, tied to the Company's performance and stock price appreciation.

     Chairman Compensation. The Board established the annual base salary and options award for Mr. Mac.Smith in June 2001. The Board's decision was based primarily on the salary levels paid to other chairman's of Peer Companies and published data on compensation levels of chairman's of similarly sized companies. Consideration was also given to the level of involvement and overall performance of Mr. Mac.Smith. A substantial portion of his total compensation, in the form of stock option grants, is tied to the Company's performance and stock price appreciation to align the goals of the chairman with the long-term interests of shareholders.

Submitted by the Compensation Committee
Alan L. Gilman -- Chairman
David L. Mac.Smith
Michael V. Howe
Alexander S. Dawson

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee of the Board of Directors for the 2001 fiscal year are:

                           Alan L. Gilman -- Chairman
                               David L. Mac.Smith
                                Michael V. Howe
                              Alexander S. Dawson

     Two of the members are executive officers, and the other two members are not otherwise officers or employees of Catuity.

     No executive officer of Catuity has served on the Board of Directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Board of Directors of Catuity.

                 SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

EXECUTIVE COMPENSATION

     The following tables provide certain summary information concerning compensation and stock options for our Chief Executive Officer and all other executive officers that earned more than $100,000 (salary and bonus) for all services rendered in all capacities to Catuity during the year ended December 31, 2001.

SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM COMPENSATION
                                                                                    AWARDS
                                                                           -------------------------
                                                    ANNUAL COMPENSATION    OTHER ANNUAL
                                                    --------------------   COMPENSATION
NAME AND PRINCIPAL POSITION                  YEAR   SALARY($)   BONUS($)      ($)(1)      OPTIONS(#)
---------------------------                  ----   ---------   --------   ------------   ----------
Michael V. Howe............................  2001    240,000     60,000         -0-            -0-
President and CEO                            2000    240,000     60,000         -0-        315,000
David L. Mac.Smith(2)......................  2001    201,761        -0-       4,461        100,000
Chairman                                     2000    156,263        -0-       4,450            -0-
                                             1999    172,640        -0-       4,425            -0-
John H. Lowry III..........................  2001    150,000     10,000         -0-            -0-
Vice President -- Finance and
  Administration                             2000     99,000        -0-         -0-        150,000
Robert Kosnik..............................  2001    142,083     15,000         -0-            -0-
Vice President -- Sales and Marketing        2000     87,500        -0-         -0-        150,000
Jonathan R.E. Adams........................  2001    125,000        -0-         -0-            -0-
Vice President -- Implementation and         2000    125,000        -0-         -0-         50,000
Technical Services                           1999     48,077        -0-         -0-         11,000

---------------

(1) Includes Australian Superannuation Guarantee Levy, a compulsory payment that funds retirement benefits.

(2) Salary amounts have been translated from Australian dollars at the average exchange rate for each year. The exchange rates were .5182, .5828, and .6455 for the years 2001, 2000, and 1999 respectively.

             OPTION GRANTS IN LAST FISCAL YEAR (INDIVIDUAL GRANTS)

                                                              PERCENT OF TOTAL
                                      NUMBER OF SECURITIES   OPTIONS GRANTED TO   EXERCISE PRICE
                                       UNDERLYING OPTIONS       EMPLOYEES IN        PER SHARE      EXPIRATION
NAME AND PRINCIPAL POSITION                 GRANTED             FISCAL YEAR           ($/SH)          DATE
---------------------------           --------------------   ------------------   --------------   ----------
Michael V. Howe.....................            -0-                   --                 --              --
President and CEO
David L. Mac.Smith..................        100,000                53.04%             $3.93          6-1-09
Chairman
John H. Lowry III...................            -0-                   --                 --              --
Vice President -- Finance and
Administration
Robert Kosnik.......................            -0-                   --                 --              --
Vice President -- Sales and
Marketing
Jonathan R.E. Adams.................            -0-                   --                 --              --
Vice President -- Implementation and
Technical Services

  AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                                                         VALUE OF UNEXERCISED
                                                             NUMBER OF UNEXERCISED      IN-THE-MONEY OPTIONS AT
NAME AND PRINCIPAL         SHARES ACQUIRED      VALUE          OPTIONS AT FY-END               FY-END(1)
POSITION                     ON EXERCISE     REALIZED(2)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
------------------         ---------------   -----------   -------------------------   -------------------------
Michael V. Howe..........          -0-             -0-          171,000/144,000                  $0/$0
President and CEO
David L. Mac.Smith.......          -0-             -0-           138,000/62,000                  $0/$0
Chairman
John H. Lowry III........          -0-             -0-            80,000/70,000                  $0/$0
Vice President --
Finance and
Administration
Robert Kosnik............          -0-             -0-            75,000/75,000                  $0/$0
Vice President --
Sales and Marketing
Jonathan R.E. Adams......          -0-             -0-            17,500/40,000                  $0/$0
Vice President --
Implementation and
Technical Services

---------------

(1) Based on the closing price per share of common stock on the Nasdaq small cap market on the last day of 2001, less the option exercise price payable per share.

(2) Based upon the market price of the purchased shares on the exercise date less the option exercise price paid for such shares.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT, AND CHANGE IN CONTROL
AGREEMENTS

     Michael V. Howe. We entered into a five-year employment agreement with our President and Chief Executive Officer, Michael Howe, effective January 4, 2000. Under the agreement, Mr. Howe is entitled to receive a base salary of $240,000, which is subject to annual review for possible increase by the Board in conjunction with performance. Mr. Howe is also entitled to receive a performance-based bonus, which will be determined by the Board each year as part of the budget review.

     Mr. Howe received options to purchase up to 315,000 shares of common stock, at an exercise price of $9.50, which vested 75,000 on commencement of employment and 12,000 at the end of each calendar quarter through the quarter ending December 31, 2004 contingent upon his continued employment at the quarter end. All options expire on the earlier of December 31, 2008 or the date six months after cessation of employment.

     If the agreement is terminated by us without cause, Mr. Howe is entitled to one year's written notice. We have the right to pay one year's base salary to effect immediate termination. Mr. Howe may voluntarily terminate the agreement at any time provided we are given 6 months' advance written notice.

     David L. Mac.Smith. We entered into a two-year employment agreement with our Chairman, David L. Mac.Smith, effective June 1, 2001, subject to shareholder approval of Proposal 7. Under the agreement, Mr. Mac.Smith is entitled to receive a base salary of $410,000AUD, subject to annual review for possible increase based on consideration of cost of living, level of responsibility, competitive remuneration, performance and increases awarded to our other employees. Mr. Mac.Smith is also entitled to payment by us of certain required Australian withholding amounts. During the term of his employment agreement and for various periods thereafter, Mr. Mac.Smith will have the right to purchase up to 100,000 shares of common stock. The agreement may be terminated by Mr. Mac.Smith by giving six months' notice in writing. If a person or party gives notice of its intention to acquire, or acquires, more than 30% of the issued capital of the Company or any parent of the Company, all unvested shares and options will vest and Mr. Mac.Smith may terminate the agreement at any time within a period of six months following such event by giving three months' notice. We may terminate the agreement for cause or, if Mr. Mac.Smith becomes unable to perform his duties, or agreement has not been reached prior to June 1, 2003 on continued employment after the term. If the agreement is terminated by us, Mr. Mac.Smith must resign as a director.

     Under Mr. Mac.Smith's previous employment contract, entered into on May 1, 1995, he was entitled to the equivalent of 10% of any shares issued until the time we became listed on the ASX. A loan from us was made available to acquire these shares. At December 31, 2001, this non-interest bearing loan to Mr. Mac.Smith amounted to $757,773. Our recourse for repayment of the loan is limited to dividends and share sale proceeds. Mr. Mac.Smith may transfer shares subject to the loan to members of his family or entities controlled by one or more members of his family without any obligation to repay the loan. However, the sale, any transfer, or any disposal of the shares to any other person will trigger repayment of the loan applicable to such shares.

     John H. Lowry III. We entered into a five-year employment agreement with our Chief Financial Officer, John Lowry, effective May 1, 2000. Under the agreement, Mr. Lowry is entitled to receive a base salary of $150,000, which is subject to annual review for possible increase by the President and CEO. Mr. Lowry is also entitled to receive a performance-based bonus, which will be determined by the Board each year as part of the budget review.

     Mr. Lowry received options to purchase up to 150,000 shares of common stock, at an exercise price of $7.68, which vested 50,000 on commencement of employment and 5,000 at the end of each calendar quarter through the quarter ending June 30, 2005 contingent upon his continued employment at the quarter end. All options expire on the earlier of December 31, 2008 or the date six months after cessation of employment.

     If we terminate the agreement without cause, Mr. Lowry is entitled to nine months' written notice. We have the right to pay nine months' salary to effect immediate termination. Mr. Lowry may voluntarily terminate the agreement at any time provided we are given 4 months' advance written notice.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Other than Mr. Mac.Smith's executive services agreement, there were no reportable relationships or transactions entered into in 2001 between the Company and a director, executive officer or person beneficially owning more than 5% of our common stock.

                            STOCK PERFORMANCE GRAPH

     The graph depicted below shows the Company's stock price as an index assuming $100 invested on May 24, 2000 (the date on which Catuity's shares became registered under Section 12 of the Exchange Act), along with the composite prices of companies listed on Nasdaq and Catuity's SIC Code Index.

   COMPARISON OF CUMULATIVE TOTAL RETURN -- MAY 24, 2000 TO DECEMBER 31, 2001 [PERFORMANCE GRAPH]

                                                      CATUITY INC.               SIC CODE INDEX            NASDAQ MARKET INDEX
                                                      ------------               --------------            -------------------
5/24/2000                                                100.00                      100.00                      100.00
12/29/2000                                               105.76                       66.66                       72.57
12/31/2001                                                17.82                       36.05                       57.85

-----------------------------------------------------------------------------------------------
                    COMPANY/INDEX                     5/24/2000    12/29/2000    12/31/2001
-----------------------------------------------------------------------------------------------
    Catuity Inc.                                       100.00        105.76        17.82
-----------------------------------------------------------------------------------------------
    SIC Code Index                                     100.00         66.66        36.05
-----------------------------------------------------------------------------------------------
    NASDAQ Market Index                                100.00         72.57        57.85
-----------------------------------------------------------------------------------------------

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Company under those statutes, the preceding Compensation Committee Report and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of the Board of Directors serves as the representative of the Board for general oversight of Catuity's financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. Catuity's management has primary responsibility for preparing Catuity's financial statements and Catuity's financial reporting process. Catuity's independent accountants, Ernst & Young LLP, are responsible for expressing an opinion on the conformity of Catuity's audited financial statements to generally accepted accounting principles.

     In this context, the Audit Committee hereby reports as follows:

          1. The Audit Committee has reviewed and discussed the audited financial statements with Catuity's management.

          2. The Audit Committee has discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380).

          3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountants the independent accountants' independence.

          4. The Audit Committee has received the written disclosure of fees paid to the independent accountants for services provided during 2001, which are as follows:

AUDIT FEES
Audit Fees..................................................   $ 84,000
                                                               --------
ALL OTHER FEES
Tax Related.................................................     32,000
Audit Related...............................................     27,000
Other.......................................................     10,000
                                                               --------
     Other Fees.............................................     69,000
Total Fees..................................................   $153,000
                                                               ========

          5. Based on the review and discussion referred to in paragraphs (1) through (4) above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in Catuity's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission. Each of the members of the Audit Committee is independent as defined under the listing standards of the Nasdaq. The undersigned members of the Audit Committee have submitted this Report to the Board of Directors:

                            Alan L. Gilman, Chairman
                              Alexander S. Dawson
                               Duncan P.F. Mount

                 SHAREHOLDER PROPOSALS FOR 2003 PROXY STATEMENT

     Shareholder proposals that are intended to be presented at the Company's Annual Meeting of Shareholders to be held in 2003 must be received by the Company no later than December 18, 2002 in order to be included in the proxy statement and related proxy materials. Please send any such proposals to Catuity Inc., 2711 E. Jefferson Ave, Detroit, Michigan 48207, Attn: Investor Relations.

     In addition, the proxy solicited by the Board of Directors for the 2003 Annual Meeting of Shareholders will confer discretionary authority to vote on any Shareholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than February 22, 2003.

                                   FORM 10-K

     THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES, AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO CATUITY INC., 2711 E. JEFFERSON AVE, DETROIT, MICHIGAN 48207, ATTN: INVESTOR RELATIONS.

                                 OTHER MATTERS

     The Board knows of no other matters to be presented for Shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          /s/ Jack H. Lowry
                                          JOHN H. LOWRY III
                                          Secretary
Dated: April 17, 2002

        CATUITY INC.                                                                                    PROXY FORM
        ARBN  089 327 882                                                                                     ALL CORRESPONDENCE TO:
                                                                                         Computershare Investor Services Pty Limited
                                                                                                                 GPO Box 7045 Sydney
                                                                                                      New South Wales 1115 Australia
                                                                                           Enquiries (within Australia) 1300 855 080
        Mark this box with an "X" if you have made any changes                                    (outside Australia) 61 3 9615 5970
        to your name or address details (see reverse)           [X]                                         Facsimile 61 2 8234 5050
                                                                                                               www.computershare.com


        [BAR CODE]
        000001
        MR JOHN SMITH
        FLAT 123                                                                           Securityholder Reference Number (SRN)
        123 SAMPLE STREET
        SAMPLEVILLE VIC 3030                                                                             [BAR CODE]
                                                                 CAT

APPOINTMENT OF PROXY                                                                            |  1234567890                   | ND
I/We being a member/s of the Catuity Inc. and entitled to attend and vote hereby appoint

 [X]  the Chairman                              -----------------------------------       Write here the name of the person you are
      of the Meeting,             OR            |                                 |       appointing if this person is someone other
      (mark with an "X")                        -----------------------------------       than the Chairman of the Meeting.

or failing the person named, or if no person is named, the Chairman of the Meeting, as my/our proxy and to vote in accordance with the following directions (or if no directions have been given, as the proxy sees fit) at the Annual General Meeting of Catuity Inc.
to be held at AAP Theatrette, AAP Centre, 259 George Street, Sydney NSW 2000 on Thursday 23 May 2002 at 9:30am and at any
adjournment of that meeting.

                IMPORTANT
                TO ENSURE YOUR PROXY VOTES COUNT, YOU SHOULD MARK THIS BOX.
      [X]       By marking this box, when you have not directed your proxy how to vote below, you acknowledge that the Chairman of the Meeting (whether nominated or by default), acting as your proxy, may exercise your undirected proxy votes even if he has an interest in the outcome of each resolution which carries a voting exclusion, and that votes casts by him, other than as a proxyholder, will be disregarded because of those interests.
                The Chairman of the Meeting intends to vote undirected proxies in favour of each such resolution. If you direct your how to vote, it is not necessary to mark this box.

VOTING DIRECTIONS TO YOUR PROXY - PLEASE MARK [X] TO INDICATE YOUR DIRECTIONS

                                   FOR    AGAINST    ABSTAIN*                                       FOR    AGAINST    ABSTAIN*
1.    To elect Mr D L MacSmith     [ ]      [ ]        [ ]        5.    To elect Mr A L Gilman      [ ]      [ ]        [ ]


2.    To elect Mr A S Dawson       [ ]      [ ]        [ ]        6.    To elect Mr R C Robins      [ ]      [ ]        [ ]


3.    To elect Mr D P F Mount      [ ]      [ ]        [ ]        7.    Approve agreement/options   [ ]      [ ]        [ ]
                                                                        for D L MacSmith

4.    To elect Mr M V Howe         [ ]      [ ]        [ ]        8.    Approve non-executive       [ ]      [ ]        [ ]
                                                                        directors' fees

* If you mark the Abstain box for a particular item, you are directing your proxy not to vote on your behalf on a show of hands or on a poll, or if your voting entitlement cannot be voted by the Chairman of the Meeting, your votes will not be counted in computing the required majority on a poll.

APPOINTING A SECOND PROXY
I/We wish to appoint a second proxy

        Mark with an "X" if you                                                  State the percentage of your rights or the number
  [X]   wish to appoint a second        AND     ________%  OR   ________________ of securities for this Proxy Form.
        proxy.

AUTHORIZED SIGNATURE/S          This section MUST be signed in accordance with the instructions overleaf to enable your directions to be implemented.

INDIVIDUAL OR SECURITYHOLDER 1                SECURITYHOLDER 2                                 SECURITYHOLDER 3
--------------------------------------        ------------------------------------------       -------------------------------------
|                                    |        |                                        |       |                                   |
--------------------------------------        ------------------------------------------       -------------------------------------
INDIVIDUAL/SOLE DIRECTOR AND                   DIRECTOR                                         DIRECTOR/COMPANY SECRETARY
SOLE COMPANY SECRETARY

                ___________________________________________   __________________________________________   _____/_____/_____
                CONTACT NAME                                  CONTACT DAYTIME TELEPHONE                    DATE


C A T                              7 P R

HOW TO COMPLETE THE PROXY FORM





1    YOUR NAME AND ADDRESS
     This is your name and address as it appears on the share register of Catuity Inc.. If this information is incorrect, please mark the box and make the correction on the form. Securityholders sponsored by a broker should advise their broker of any changes. PLEASE NOTE, YOU CANNOT CHANGE OWNERSHIP OF YOUR SECURITIES USING THIS FORM.

2    APPOINTMENT OF A PROXY
     If you wish to appoint the Chairman of the Meeting as your proxy, mark the box. If the person you wish to appoint as your proxy is someone other than the Chairman of the Meeting please write the name of that person. If you leave this section blank, or your named proxy does not attend the meeting, the Chairman of the Meeting will be your proxy and vote on your behalf. A proxy need not be a securityholder of Catuity Inc..

3    VOTES ON ITEMS OF BUSINESS
     You may direct your proxy how to vote by placing a mark in one of the three boxes opposite each item of business. All your securities will be voted in accordance with such a direction unless you indicate only a portion of voting rights are to be voted on any item by inserting the percentage or number of securities you wish to vote in the appropriate box or boxes. If you do not mark any of the boxes on a given item, your proxy will vote as he or she chooses. If you mark more than one box on an item your vote on that item will be invalid.

4    APPOINTMENT OF A SECOND PROXY
     If you wish to appoint a second proxy, an additional Proxy Form may be obtained by telephoning the share registry of Catuity Inc. or you may copy this form.

     To appoint a second proxy you must:
     (a) indicate that you wish to appoint a second proxy by marking the box.
     (b) on each of the first Proxy Form and the second Proxy Form state the percentage of your voting rights or number of securities applicable to that form.
     (c)      return both forms together in the same envelope.

5    AUTHORIZED SIGNATURE(S)
     You must sign this form as follows in the spaces provided:


     Joint Holding:            where the holding is in more than one name all of
                               the holders must sign.

     Power of Attorney:        if signed under a Power of Attorney, you must
                               have already lodged it with the registry, or alternatively, attach a certified photocopy of the Power of Attorney to this Proxy Form when you return it.

     Companies:                a Director can sign jointly with another Director
                               or a Company Secretary. A sole Director who is also a sole Company Secretary can also sign. A sole Director of a corporation without a Company
                               Secretary can sign, pursuant to s204A of the Corporations Act 2001. Please indicate the office held by signing in the appropriate space.

     If a representative of the corporation is to attend the meeting the appropriate "Certificate of Appointment of Corporate Representative" should be produced prior to admission. A form of the certificate may be obtained from the share registry of Catuity Inc..

     LODGEMENT OF A PROXY
     This Proxy Form (and any Power of Attorney under which it is signed) must be received not later than 48 hours before the commencement of the meeting. Any Proxy Form received after that time will not be valid for the scheduled meeting.







DOCUMENTS MAY BE LODGED :

- By posting, delivery or facsimile to the Company's share registry at the address opposite, or

- By delivery or facsimile to the Registered Office of Catuity Inc being Level 4 Ballarat House

   68-72 Wentworth Avenue
   Surry Hills NSW 2010 Australia
   Facsimile : 61 2 92811242

   Catuity Inc. share registry
   Computershare Investor Services Pty Limited
   GPO Box 7045
   Sydney New South Wales 1115
   Australia
   Facsimile 61 2 8234 5050

PROXY - CATUITY, INC.

LEVEL 4 BALLARAT HOUSE
68-72 WENTWORTH AVE.
SURRY HILLS, NSW 2010 AUSTRALIA

2711 E. JEFFERSON AVE.
DETROIT, MI 48207 USA

MEETING DETAILS
AAP THEATRETTE, AAP CENTRE, 259 GEORGE STREET, SYDNEY, NSW 2000 AUSTRALIA

PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING - MAY 22, 2002 AT 7:30 P.M. EASTERN DAYLIGHT TIME IN THE UNITED STATES
                                                           MAY 23, 2002 AT 9:30 A.M. AUSTRALIAN EASTERN STANDARD TIME

David L. MacSmith and Michael V. Howe, or one of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Catuity, Inc. to be held on May 22, 2002 at 7:30 p.m. Eastern Daylight Time in the United States and May 23, 2002 at 9:30 a.m. Australian Eastern Standard Time or at any postponement or adjournment thereof.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED BY THE STOCKHOLDER. IF NO SUCH DIRECTIONS ARE INDICATED, THE PROXIES WILL HAVE AUTHORITY TO VOTE FOR THE NOMINEES IN ITEM 1, FOR THE EXECUTIVE SERVICES AGREEMENT AND OPTIONS AWARD THEREUNDER OF D. L. MACSMITH IN ITEM 2 AND FOR AN INCREASE IN THE AMOUNT PAYABLE TO NON-EXECUTIVE DIRECTORS IN ITEM 3.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be voted on reverse side.)

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
                                                                                000000  0000000000  0  0000

CATUITY, INC.                                                                   000000000.000 ext
                                                                                000000000.000 ext
                                                                                000000000.000 ext
                                                                                000000000.000 ext
                                                                                000000000.000 ext
MR A SAMPLE                                                                     000000000.000 ext
DESIGNATION (IF ANY)                                                            000000000.000 ext
ADD 1
ADD 2                                                                           HOLDER ACCOUNT NUMBER
ADD 3
ADD 4                                                                           C 1234567890     J N T
ADD 5
ADD 6

                                                                                [BAR CODE]

Use a black pen. Mark with                                                          Mark this box with an X if you have made changes
an X inside the grey areas  [X]                                                [ ]   to your name or address details above.
as shown in this example.

------------------------------------------------------------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
------------------------------------------------------------------------------------------------------------------------------------

A ELECTION OF DIRECTORS
1. The Board of Directors recommends a vote FOR the listed nominees.

                            FOR     WITHHOLD                                      FOR     WITHHOLD

01 - Mr. D. L. MacSmith     [ ]       [ ]               05 - Mr. A. L. Gilman     [ ]       [ ]

02 - Mr. A. S. Dawson       [ ]       [ ]               06 - Mr. R. C. Robins     [ ]       [ ]

03 - Mr. D. P. F. Mount     [ ]       [ ]

04 - Mr. M. V. Howe         [ ]       [ ]

B ISSUES
The Board of Directors recommends a vote FOR the following proposals.

                                                        FOR     AGAINST    ABSTAIN
2. Approve agreement/options for D. L. MacSmith.        [ ]       [ ]        [ ]
(Proposal No. 7)


3. Approve non-executive directors' fees.               [ ]       [ ]        [ ]
(Proposal No. 8)

C AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box     Signature 2 - Please keep signature within the box    Date (dd/mm/yyyy)
---------------------------------------------------    ---------------------------------------------------   -----------------------
|                                                 |    |                                                 |   |      /     /        |
---------------------------------------------------    ---------------------------------------------------   -----------------------

                                             1 U P X                                         A768

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